SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                       DWS U.S. Government Securities Fund


Effective on or about March 25, 2008, the fund will employ the iGAP strategy as a part of the fund's main investment strategy and will change its name to DWS Strategic Government Securities Fund. The fund will also implement changes to certain investment policies in order to implement the iGAP strategy, including the removal of the policies limiting the fund's investments to US government and agency securities and limiting the fund's use of futures contracts and options thereon. Accordingly, on or about March 25, 2008, the sections under the headings entitled "The Fund's Main Investment Strategy" and "The Main Risks of Investing in the Fund" will be replaced in their entirety by the following:


The Fund's Main Investment Strategy

The fund seeks high current income, liquidity and security of principal. The fund normally invests at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, in securities backed by the full faith and credit of the US government, including related repurchase agreements (the "80% test"). Within the 80% test, the fund invests principally in Ginnie Maes (Ginnie Maes are mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA) and are supported by the full faith and credit of the US government), but also may invest in US Treasuries and other securities that are backed by the full faith and credit of the US government. Outside of the 80% test, the fund may invest in other debt and mortgage-backed securities, including securities issued by US government agencies or instrumentalities that are not backed by the full faith and credit of the US government.



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

January 8, 2008
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In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of US Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. The managers may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon such analysis.

iGAP Strategy. In addition to the fund's policy of investing at least 80% of its net assets in securities backed by the full faith and credit of the US government, the Advisor seeks to enhance the fund's returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short and medium-term changes within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts, and is expected to have a low correlation with the fund's investments in government securities. In employing the iGAP strategy, the Advisor intends to limit its use of derivatives to those that it considers to be liquid. In addition, because of the aggregation of the various long and short positions, the Advisor believes the iGAP strategy can potentially enhance the fund's returns over time without adding undue risk to the fund's profile.

For the purpose of complying with the 80% test, the fund does not use the notional value of a derivative instrument, but rather, uses the "mark-to-market" value (i.e., the unrealized net gain or loss on an open derivative instrument) of the derivative instrument. The "mark-to-market" value of a derivative instrument will not be treated as an investment in securities backed by the full faith and credit of the US government. By calculating the 80% test on the basis of "mark-to-market" value, rather than the notional value, of derivative instruments, the fund may invest a greater percentage of its assets in such derivative instruments than would otherwise be the case.



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Although the fund's aggregate notional market exposure from derivatives employed as part of the iGAP strategy may equal up to 100% of the fund's assets, the fund normally limits the net notional value of all open iGAP-related derivatives instruments, after aggregating the fund's long and short positions, to 20% of the fund's net assets. In addition, the net "mark-to-market" value of all open iGAP related derivatives instruments, plus any required initial margin payments, is normally expected to be less than 5% of the fund's net assets. There can be no assurance, however, that these limits will prevent the fund from incurring losses due to its use of iGAP related derivative instruments.

Other Derivatives. The Advisor may also use derivatives and currency transactions outside of the iGAP strategy for hedging purposes, in circumstances where the Advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market or to maintain a high degree of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.



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Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Derivatives Risks. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

iGAP Risk. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

As part of the iGAP strategy, the fund will be exposed to the risks of non-US currency markets and global bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the United States or abroad. Global bond markets may also fluctuate for the same or similar reasons. As a result, the fund's exposure to foreign currencies and global bond markets could cause lower returns or even losses to the fund. Although the Advisor seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that the Advisor will be able to do so.



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Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or currencies or other matters.

   Effective            on or about March 25, 2008, the following portfolio
                        managers will be added to the existing portfolio management team as listed in the "Who Manages and Oversees the Funds" section of the fund's prospectuses:


  Robert Wang                            Thomas Picciochi
  Managing Director of Deutsche Asset    Director of Deutsche Asset Management
  Management and Co-Manager of the       and Co-Manager of the fund.
  fund.                                    o Joined Deutsche Asset Management in
    o Joined Deutsche Asset                  1999, formerly serving as portfolio
      Management in 1995 as portfolio        manager for Absolute Return
      manager for asset allocation           Strategies, after 13 years of
      after 13 years of experience of        experience in various research and
      trading fixed income, foreign          analysis positions at State Street
      exchange and derivative                Global Advisors, FPL Energy,
      products at J.P. Morgan.               Barnett Bank, Trade Finance
    o Global Head of Quanitaive              Corporation and Reserve Financial
      Strategies Portfolio Managment:        Management.
      New York.                            o Senior portfolio manager for
    o Joined the fund in 2008.               Quanitaive strategies: New York.
    o BS, The Wharton School,              o Joined the fund in 2008.
      University of Pennsylvania.          o BA and MBA, University of Miami.



January 8, 2008
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               Please Retain This Supplement for Future Reference






January 8, 2008
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Supplement to the currently effective Statements of Additional Information for the listed Fund:

DWS U.S. Government Securities Fund

--------------------------------------------------------------------------------

Effective on or about March 25, 2008, the following paragraph is removed as a non-fundamental investment policy in the "Investment Restrictions" section of the Fund's Statements of Additional Information:

The Fund may not enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contract entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

Effective on or about March 25, 2008, the following disclosure will supplement the information in the section entitled "Investment Policies and Techniques - General Investment Objectives and Policies" of the Fund's Statements of Additional Information:

Integrated Global Alpha Platform Strategy ("iGAP Strategy"). The Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The global tactical asset allocation strategy, which the Advisor calls iGAP, is a total return strategy designed to add value by benefiting from short-term mis-pricings within global bond and currency markets. iGAP is expected to have a low correlation to the performance of the fund's investments in government securities.

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Because a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bond and currency markets designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward currency transactions. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative or other instrument. When used as a part of the iGAP strategy, derivatives and other instruments generally will not be used for hedging purposes. For a more detailed discussion of the derivatives and other instruments used as a part of the iGAP strategy, see "Investment Policies and Techniques--Strategic Transactions and Derivatives" in the Fund's statement of additional information.



               Please Retain this Supplement for Future Reference


January 8, 2008